Exhibit 99.2

Supplemental Analyst Package Fourth Quarter 2008 Earnings Call February 18, 2009

Table of Contents Financial Highlights 1   Consolidated Balance Sheets 2   Consolidated Statements of Operations 3   Consolidated Statements of Funds from Operations 4   Wholly-owned Property Results of Operations 5   Capital Structure 6   Portfolio Overview 7   2009/2010 Leasing Status 8   2009/2010 Leasing Trends 9   Owned Development Update 10   Third-party Development Update 11   Management Services Update 12   Investor Information 13

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended December 31,				Year Ended December 31,			
	2008	2007	$ Change	% Change	2008	2007 [1]	$ Change	% Change
Operating Data								
Total revenues	$ 78,290	$ 42,301	$ 35,989	85.1%	$ 235,413	$ 147,135	$ 88,278	60.0%
Operating income	15,407	13,978	1,429		40,226	27,167	13,059	
Net (loss) income	(3,420)	6,146	(9,566)		(13,055)	(1,686)	(11,369)	
Net (loss) income per share - basic	(0.08)	0.23			(0.35)	(0.07)		
Net (loss) income per share - diluted	(0.08)	0.23			(0.34)	(0.07)		
FFO	16,821	14,390	2,431		44,772	28,393	16,379	
FFO per share - diluted	0.38	0.50			1.16	1.08		
FFOM	15,008	12,576	2,432		43,183	26,284	16,899	
FFOM per share - diluted	0.34	0.44			1.12	1.00		

Operating Statistics	December 31, 2008	December 31, 2007
Debt to total market capitalization [2]	57.1%	36.6%
Interest coverage [3]	2.06	2.70

(1) For the year ended December 31, 2007, the company recorded a compensation charge and related tax impact of $10.9 million, or $0.42 per fully diluted share, related to the company's 2004 Outperformance Bonus Plan.

(2) Excludes debt related to our on-campus participating properties of $86.3 million and $88.2 million as of December 31, 2008 and December 31, 2007, respectively, as well as unamortized debt discounts of $4.7 million and unamortized debt premiums of $4.3 million at December 31, 2008 and December 31, 2007, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.3 million.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and unconsolidated joint ventures.

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Consolidated Balance Sheets (dollars in thousands) 2  December 31, 2008 December 31, 2007  (unaudited)       Wholly-owned properties, net  $1,986,833  $947,062 On-campus participating properties, net 69,302  72,905  2,056,135  1,019,967     25,600  12,073  32,558  13,855  5,185  3,657  64,431  26,744   $2,183,909  $1,076,296         Secured debt  $1,162,221  $533,430 Senior secured term loan  100,000  -  Unsecured revolving credit facility  14,700  9,600 Accounts payable and accrued expenses 35,440  14,360 Other liabilities 56,052  43,278  1,368,413  600,668     27,512  31,251      Common stock 423  273 Additional paid in capital 904,506  494,160 Accumulated earnings and distributions (111,828) (48,181) Accumulated other comprehensive loss (5,117) (1,875)  787,984  444,377   $2,183,909  $1,076,296

Consolidated Statements of Operations

(dollars in thousands, except share and per share data)

	Three Months Ended December 31, 2008	2007	$ Change	Year Ended December 31, 2008	2007	$ Change
Revenues:						
Wholly-owned properties	$ 66,897	$ 31,089	$ 35,808	$ 196,535	$ 116,286	$ 80,249
On-campus participating properties	7,049	6,806	243	22,042	20,966	1,076
Third-party development services	1,024	3,056	(2,032)	7,922	5,490	2,432
Third-party management services	2,393	822	1,571	6,578	2,821	3,757
Resident services	927	528	399	2,336	1,572	764
Total revenues	**78,290**	**42,301**	**35,989**	**235,413**	**147,135**	**88,278**
Operating expenses:						
Wholly-owned properties	33,251	13,879	19,372	102,686	55,155	47,531
On-campus participating properties	2,703	2,537	166	10,771	9,379	1,392
Third-party development and management services	3,410	1,783	1,627	11,123	5,708	5,415
General and administrative	2,712	1,856	856	11,274	17,660 [1]	(6,386)
Depreciation and amortization	20,264	7,909	12,355	57,555	30,444	27,111
Ground/facility leases	543	359	184	1,778	1,622	156
Total operating expenses	**62,883**	**28,323**	**34,560**	**195,187**	**119,968**	**75,219**
Operating income	**15,407**	**13,978**	**1,429**	**40,226**	**27,167**	**13,059**
Nonoperating income and (expenses):						
Interest income	83	235	(152)	1,131	1,477	(346)
Interest expense	(17,304)	(6,931)	(10,373)	(50,038)	(27,871)	(22,167)
Amortization of deferred financing costs	(979)	(404)	(575)	(2,570)	(1,340)	(1,230)
Loss from unconsolidated joint ventures	(438)	(108)	(330)	(1,619)	(108)	(1,511)
Other nonoperating income	-	-	-	486	-	486
Total nonoperating expenses	**(18,638)**	**(7,208)**	**(11,430)**	**(52,610)**	**(27,842)**	**(24,768)**
(Loss) income before income taxes, minority interests, and discontinued operations	(3,231)	6,770	(10,001)	(12,384)	(675)	(11,709)
Income tax provision	(127)	(60)	(67)	(388)	(756) [2]	368
Minority interests	(38)	(564)	526	(236)	(255)	19
(Loss) income from continuing operations	(3,396)	6,146	(9,542)	(13,008)	(1,686)	(11,322)
Discontinued operations:						
Loss attributable to discontinued operations	(24)	-	(24)	(47)	-	(47)
Net (loss) income	**$ (3,420)**	**$ 6,146**	**$ (9,566)**	**$ (13,055)**	**$ (1,686)**	**$ (11,369)**
Net (loss) income per share - basic	$ (0.08)	$ 0.23		$ (0.35)	$ (0.07)	
Net (loss) income per share - diluted	$ (0.08)	$ 0.23		$ (0.34)	$ (0.07)	
Weighted-average common shares outstanding:						
Basic	42,333,748	26,930,278		36,947,656	24,186,213	
Diluted	43,577,493	28,727,588		38,316,269	26,099,140	

[1] Includes a compensation charge of $10.4 million, or $0.40 per fully diluted share, related to the company's 2004 Outperformance Bonus Plan.

[2] Includes the write-off of the company's deferred tax asset of $0.5 million, or $0.02 per fully diluted share, related to the compensation charge recorded for the 2004 Outperformance Bonus Plan.

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Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended December 31,			Year Ended December 31,		
	2008	2007	$ Change	2008	2007	$ Change
Net (loss) income	$ (3,420)	$ 6,146	$ (9,566)	$ (13,055)	$ (1,686)	$ (11,369)
Minority interests	38	564	(526)	236	255	(19)
Loss from unconsolidated joint ventures	438	108	330	1,619	108	1,511
FFO from unconsolidated joint ventures [1]	(132)	(108)	(24)	(487)	(108)	(379)
Real estate related depreciation and amortization	19,897	7,680	12,217	56,459	29,824	26,635
Funds from operations ("FFO")	16,821	14,390	2,431	44,772	28,393	16,379
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net income from on-campus participating properties	(1,555)	(1,533)	(22)	(101)	(325)	224
Amortization of investment in on-campus participating properties	(1,092)	(1,069)	(23)	(4,322)	(4,263)	(59)
FFO from Hampton Roads unconsolidated joint venture [2]	232	108	124	419	108	311
	14,406	11,896	2,510	40,768	23,913	16,855
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [3]	292	359	(67)	1,409	1,398	11
Management fees	310	321	(11)	1,006	973	33
Impact of on-campus participating properties	602	680	(78)	2,415	2,371	44
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	15,008	12,576	2,432	43,183	26,284	16,899
Compensation charge and related tax impact associated with 2004 Outperformance Bonus Plan	-	-	-	-	10,907	(10,907)
FFOM, excluding compensation charge and related tax impact associated with 2004 Outperformance Bonus Plan	$ 15,008	$ 12,576	$ 2,432	$ 43,183	$ 37,191	$ 5,992
FFO per share - diluted	$ 0.38	$ 0.50		$ 1.16	$ 1.08	
FFOM per share - diluted	$ 0.34	$ 0.44		$ 1.12	$ 1.00	
FFOM per share, excluding compensation charge and related tax impact associated with 2004 Outperformance Bonus Plan - diluted	$ 0.34	$ 0.44		$ 1.12	$ 1.42	
Weighted average common shares outstanding - diluted	43,860,124	28,727,588		38,595,230	26,266,836	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures formed or assumed as part of the company's acquisition of GMH.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods.

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Wholly-Owned Property Results of Operations

(dollars in thousands)

	Three Months Ended December 31,				Year Ended December 31,			
	2008 [1]	2007	$ Change	% Change	2008 [1]	2007	$ Change	% Change
Wholly-owned property revenues								
Same store properties	$ 32,718	$ 31,549	$ 1,169	3.7%	$ 106,152	$ 102,585	$ 3,567	3.5%
New properties - GMH portfolio	29,659	-	29,659		61,342	-	61,342	
New properties - other	5,447	68	5,379		31,377	15,273	16,104	
Total revenues [2]	$ 67,824	$ 31,617	$ 36,207	114.5%	$ 198,871	$ 117,858	$ 81,013	68.7%
Wholly-owned property operating expenses								
Same store properties	$ 13,987	$ 13,879	$ 108	0.8%	$ 48,991	$ 46,886	$ 2,105	4.5% [4]
New properties - GMH portfolio	17,570	-	17,570		39,210	-	39,210	
New properties - other	1,694		1,694		14,485	8,269	6,216	
Total operating expenses	$ 33,251	$ 13,879	$ 19,372	139.6%	$ 102,686	$ 55,155	$ 47,531	86.2%
Wholly-owned property net operating income								
Same store properties	$ 18,731	$ 17,670	$ 1,061	6.0%	$ 57,161	$ 55,699	$ 1,462	2.6% [4]
New properties - GMH portfolio [3]	12,089	-	12,089		22,132	-	22,132	
New properties - other	3,753	68	3,685		16,892	7,004	9,888	
Total net operating income	$ 34,573	$ 17,738	$ 16,835	94.9%	$ 96,185	$ 62,703	$ 33,482	53.4%

[1] The property grouping for the same store analysis for the year ended December 31, 2008 excludes properties acquired and developed in 2007 and 2008. However, the property grouping for the three months ended December 31, 2008 includes properties acquired during the first quarter 2007 and properties that completed development during the third quarter 2007 because the properties were owned for both of the entire periods presented.

[2] Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

[3] Net operating income for the GMH portfolio represents operations for the period from June 11, 2008 through December 31, 2008 and is therefore not indicative of a full year of operations for these assets.

[4] Excluding $0.4 million of charges related to hurricanes incurred in the third quarter 2008, same store wholly-owned property expense growth would have been 3.7% and NOI growth would have been 3.3%, compared to the year ended December 31, 2007.

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Capital Structure as of December 31, 2008 (dollars in thousands)  6 Total Debt (1)  $1,195,366    Total Equity Market Value (2)  898,251    Total Market Capitalization  $2,093,617    Debt to Total Market Capitalization  57.1%    Interest Coverage (3)  2.06      Principal Outstanding (1) Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage Loans   $955,847  5.81% 5.0 years Variable Rate Construction Loans   124,819  2.44% 0.9 years Revolving Credit Facility   14,700  2.23% 0.6 years Senior Secured Term Loan   100,000  2.97% 2.4 years Total / Weighted Average   $1,195,366  5.18% 4.3 years       Fixed Rate Debt Maturity Schedule (1) Excludes debt related to our on-campus participating properties totaling $86.3 million with a weighted average interest rate of 7.17% and average term to maturity of 11.6 years. Also excludes net unamortized debt discounts of $4.7 million as well as our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.3 million.     (2) Based on share price of $20.48 at December 31, 2008. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares.     (3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and unconsolidated joint ventures.

Portfolio Overview as of December 31, 2008   7     Physical Occupancy at December 31,  Property Type  Units Beds 2008 2007       Same Store Wholly-owned Properties:      Properties with 12-month leases  6,073  19,462  96.0% 94.9% Properties with less than 12-month leases  173  538  103.5% 103.7% Same Store Wholly-owned Properties - Total  6,246  20,000  96.2% 95.1%       New Wholly-owned Properties (Excluding GMH Portfolio)   1,622  4,827  97.7% (1) n/a       Wholly Owned Properties (Excluding GMH Portfolio) - Total  7,868  24,827  96.4% (1) 95.1% (2)      GMH Portfolio   7,481  23,471  88.1% n/a       Wholly Owned Properties (Including GMH Portfolio) - Total  15,349  48,298  92.2% (1) 95.1% (2)      On-campus Participating Properties  1,863  4,519  94.7% 95.3%       Joint Venture Properties (3)  3,644  12,051  89.6% n/a       (1) Excludes Barrett Honors College, which was under construction as of December 31, 2008.     (2) Excludes properties under construction as of December 31, 2007 (Chestnut Ridge and Vista del Sol) and properties acquired in 2008 (Pirates Place, Sunnyside Commons, and the GMH portfolio).     (3) Includes 21 properties owned in two joint ventures with Fidelity, of which we own a 10% interest.

2009/2010 Leasing Status
Wholly-owned Properties

Applications + Leases	Current Applications + Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Total Design Beds
Legacy Properties (Excluding 2008 Acquisitions)	11,774	53.0%	13,412	60.4%	22,195	22,418
Legacy 2008 Acquisitions [3]	190	27.6%	n/a	n/a	689	689
GMH Properties (Acquired June 2008)	10,172	44.0%	9,481	41.0%	23,138	23,471
Total Same Store Wholly-owned Properties	22,136	48.1%	22,893	50.5% [4]	46,022	46,578
2009 Developments [5]	631	36.7%	n/a	n/a	1,721	1,721
Total Wholly-owned Properties	22,767	47.7%	22,893	50.5% [6]	47,743	48,299

Leases	Current Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Total Design Beds
Legacy Properties (Excluding 2008 Acquisitions)	10,808	48.7%	12,135	54.7%	22,195	22,418
Legacy 2008 Acquisitions [3]	176	25.5%	n/a	n/a	689	689
GMH Properties (Acquired June 2008)	9,726	42.0%	9,481	41.0%	23,138	23,471
Total Same Store Wholly-owned Properties	20,710	45.0%	21,616	47.7% [4]	46,022	46,578
2009 Developments [5]	631	36.7%	n/a	n/a	1,721	1,721
Total Wholly-owned Properties	21,341	44.7%	21,616	47.7% [6]	47,743	48,299

(1) As of February 13, 2009 and February 15, 2008 for current year and prior year figures, respectively.
(2) Rentable Beds exclude beds needed for on-site staff.
(3) Sunnyside Commons and Pirates Place.
(4) The prior year rentable beds percentage was calculated by removing the rentable beds for the 2008 Legacy Acquisitions because no 2008 prior year leasing information is available.
(5) Barrett Honors College.
(6) The prior year rentable beds percentage was calculated by removing the rentable beds for the 2008 Legacy Acquisitions and 2009 Developments because no 2008 prior year leasing information is available.

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 9   2009/2010 Leasing Trends Same Store Wholly-owned Properties  Same Store Wholly-Owned Legacy Properties (Excluding 2008 Acquisitons) Total Same Store Wholly-Owned Properties GMH Properties

Owned Development Update

(dollars in thousands)

PROJECTS RECENTLY COMPLETED

Project	Location	Primary University Served	Units	Beds	Opened for Occupancy
Vista del Sol - ACE TM	Tempe, AZ	Arizona State University	613	1,866	August 2008
Villas at Chestnut Ridge	Amherst, NY	SUNY - Buffalo	196	552	August 2008

PROJECT UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete (1)	Scheduled to Open for Occupancy
Barrett Honors College - ACE	Tempe, AZ	Arizona State University	601	1,721	$ 126,500	45%	August 2009

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
ASU Component III - ACE (2)	Tempe, AZ	TBD	575	1,500	$ 110,000	TBD
Carbondale Development (3)	Carbondale, IL	TBD	163	652	32,100	TBD
					$ 142,100	

ACE Awards	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State University - Phase I	Boise, ID	TBD	TBD	TBD	TBD	August 2011
Boise State University - Phase II	Boise, ID	TBD	TBD	TBD	TBD	TBD
Washington State University	Pullman, WA	TBD	TBD	TBD	TBD	TBD

(1) Based on costs incurred under general construction contract as of December 31, 2008. As of December 31, 2008, the total Construction in Progress balance for this project is $63.7 million, representing costs incurred under the total project budget.
(2) Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval.
(3) This development project is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, and fluctuations in the construction market.

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Third-Party Development Update

(dollars in thousands)

	Three Months Ended December 31, 2008	2007	$ Change	Year Ended December 31, 2008	2007	$ Change
Development services revenue	$ 1,024	$ 3,056	$ (2,032)	$ 7,922	$ 5,490	$ 2,432
% of total revenue	1.3%	7.2%		3.4%	3.7%	

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University/ Institution Served	Units	Beds	Completed
University of Hawaii - Manoa	Honolulu, HI	University of Hawaii	240	810	August 2008
Concordia University	Austin, TX	Concordia University	139	267	August 2008

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University/ Institution Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [1]	Scheduled Completion
West Virginia University - Downtown	Morgantown, WV	West Virginia University	110	362	$ 235 [2]	$ 194	$ 41	July 2009
Hampton Roads Military Housing	Norfolk, VA	United States Navy	1,190	2,367	3,542	2,704	838	March 2010
The Highlands	Edinboro, PA	Edinboro University of PA	232	796	2,000	1,500	500	August 2009
University of California, Irvine - Phase III	Irvine, CA	University of California - Irvine	720	1,763	7,570	4,191	3,379	August 2010
					$ 13,347	$ 8,589	$ 4,758	

AWARDED PROJECTS [3]

Project	Location	Anticipated Commencement [4]	Estimated Fees [4]
CUNY - Staten Island	Staten Island, NY	Q3 / Q4 2009	$ 3,250
Cleveland State University	Cleveland, OH	Q3 / Q4 2009	2,500
Edinboro University - Phase II	Edinboro, PA	TBD	TBD
Univ. of California, Irvine - Future Phases [5]	Irvine, CA	TBD	TBD

[1] As of December 31, 2008.
[2] Contractual fees are shown net of costs anticipated to be incurred to complete the project.
[3] These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets.
[4] Commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
[5] Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with ACC, they would be considered part of the original procurement.

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Management Services Update

(dollars in thousands)

	Three Months Ended December 31, 2008	2007	$ Change	Year Ended December 31, 2008	2007	$ Change
Management services revenue	$ 2,393	$ 822	$ 1,571	$ 6,578	$ 2,821	$ 3,757
% of total revenue	3.1%	1.9%		2.8%	1.9%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	Stabilized Annual Fees	Anticipated Commencement
Asbury Green	Denver, CO	University of Denver	357	$ 200	August 2009
Hampton Roads - New Housing	Norfolk, VA	Department of the Navy	2,367	500	March 2010
University of California, Irvine - Phase III	Irvine, CA	University of California, Irvine	1,763	830	August 2010
Cleveland State Phase II (1)	Cleveland, OH	Cleveland State University	550	80 (2)	August 2010
CUNY - Staten Island (1)	Staten Island, NY	City University of New York	600	275	TBD
				$ 1,885	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	2008 Fee Contribution	Discontinued As Of
University Village	Savannah, GA	Savannah State University	660	$ 119	November 2008
Univ Hall/The Village @ WCU (3)	West Chester, PA	West Chester University	793	95	December 2008
				$ 214	

(1) Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.

(2) Fee amount is a net increase as this facility will replace other housing, which will be demolished.

(3) This management contract was assumed from GMH and its discontinuation was anticipated at the time of the merger.

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Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian Nickel	Chief Investment Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

David Toti / Michael Bilerman	Citigroup Equity Research	(212) 816-1909/ (212) 816-1383	david.toti@citi.com / michael.bilerman@citi.com
Louis Taylor	Deutsche Bank - North America	(203) 863-2381	louis.taylor@db.com
Andrew McCulloch / Craig Leupold	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cleupold@greenstreetadvisors.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Stephen Swett	Keefe, Bruyette, & Woods	(212) 887-3680	sswett@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Steve Sakwa / David Bragg	Merrill Lynch	(212) 449-0335 / (212) 449-8922	steve_sakwa@ml.com / david_bragg@ml.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Michelle Ko / Andrew Ryu	UBS Investment Research	(212) 713-3893 / (212) 713-3998	michelle.ko@ubs.com / andrew.ryu@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.studenthousing.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com







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Forward Looking Statements   This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this news release are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements.    Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties related to our ability to successfully integrate the operations of GMH Communities Trust; the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principles; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this news release, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.